  EXHIBIT 99.4

Reliance Entertainment’s games - Little Singham and Little Singham Cycle Race - Inspire Eco-consciousness on World Environment Day with Plastic Hazard Awareness.

Warner Bros. Discovery & Reliance Games to support UN Environment Programme’s (UNEP) Tide Turners Plastic Challenge.

Mumbai, June 05, 2023: In commemoration of World Environment Day, Reliance Games is proud to announce a unique initiative aimed at raising awareness about the hazards of plastic among children and youth. Building upon the tremendous success of last year’s campaign, which reached 1.5 million youth and encouraged them to collect an impressive 250 million virtual plastic bottles, the studio is expanding its efforts to support the UN Environment Programme’s (UNEP) Tide Turners Plastic Challenge for World Environment Day.

This global initiative engages youth in addressing the urgent issue of plastic pollution, which poses a threat to life in oceans, rivers, and land. Notably, Reliance Games will incorporate the issue of plastic pollution into its popular game, Little Singham, and introduce a brand-new game, Little Singham Cycle Race, both designed to educate and entertain players.

POGO‘s Little Singham, one of India’s leading animated IPs, with its unique and quirky storylines, has been engaging, inspiring, and captivating millions of kids across the country since its launch. The show’s growing animated universe and the new range of games extend the fun and frolic to a wider audience sphere. As part of that, Reliance Games expands its program with two of its fan-favourite titles, Little Singham and Little Singham Cycle Race, boasting an impressive 75 million downloads. These games embark on a new campaign to educate players about the detrimental impact of plastic pollution.

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Play Now:

Little Singham Cycle Race: https://onelink.to/upncs2

Little Singham: https://onelink.to/gnah9f

The in-game activation is part of Reliance Games’ support of Playing for the Planet (www.playing4theplanet.org ), an initiative facilitated by UNEP which works with the games industry to decarbonize the industry and test green activations in games.

Through inventive gameplay mechanics, players actively collect virtual plastic bottles and prohibited plastic items, reinforcing the significance of reducing, reusing, and recycling plastics. Both games prominently feature the World Environment Day “Only One Earth” logo, underscoring their commitment to global environmental preservation.

The Tide Turners youth program, backed by the worldwide Scout and Girl Guide movement, engages an impressive count of 500,000 youth across more than 30 countries.

Atul Bagai, Head of UNEP’s office in India, emphasized the importance of raising awareness among young people, stating, “At UNEP, we were impressed to see the integration of the plastic theme in Little Singham that saw some 250 million virtual plastic bottles collected in the game. Educating people about what actions we can all take to change our relationship with plastics is key. We need more games like this serving to educate and inspire more young individuals to become environmental advocates and help us to Beat Plastic Pollution.”

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Uttam Pal Singh, Head of Kids Cluster, Warner Bros. Discovery, said, “POGO’s beloved kid supercop, Little Singham, has been a fan-favourite for years and with his traits of bravery, responsibility, and honesty, has entertained and inspired kids across the country. We believe that today’s youth and kids are the drivers of tomorrow’s change. With Little Singham as the messenger, in collaboration with Reliance Games, we aim to raise awareness about the concern of plastic pollution and inspire kids in fun and engaging formats to bring a positive and responsible attitude towards climate change.”

Amit Khanduja, CEO of Reliance Entertainment - Digital, expressed his enthusiasm for the collaboration, stating, “We are proud to strengthen our relationship with UNEP’s Playing for the Planet initiative, and our esteemed partner, Warner Bros Discovery, in raising awareness about plastic pollution through our games. Our goal is to reach an impressive milestone of 100 million runs and 50 billboards per game, maximizing our exposure to spread the message. Our belief has always been that our games, enjoyed by over 500+ million gamers worldwide, can serve as a platform to deliver impactful messages. This year, our collaboration with UNEP, on this theme, around World Environment Day, aligns with the Swachh Bharat Abhiyaan initiated by the Government of India, enabling us to reach children and young adults who love playing games and are fans of Little Singham. Through our games, we are delivering a crucial message that resonates deeply.”

This collaboration is part of the Playing for the Planet initiative, launched by UNEP in September 2019 at the UN Climate Summit. The initiative aims to mobilize the gaming industry to create awareness about pressing environmental issues. Reliance Games/Zapak, alongside Sony, Microsoft, Ubisoft, and Supercell, stands as one of the founding members of this ground-breaking movement.

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Business Combination

On October 22, 2022, IMAC entered into a Stock Purchase Agreement (the “SPA”) with the Seller, and the Target Company. Pursuant to the terms of the SPA, a business combination between IMAC and the Target Company will be effected by the acquisition of 100% of the issued and outstanding share capital of the Target Company from Seller in a series of transactions.

About Reliance Entertainment

Reliance Entertainment is one of India’s largest content studios, having produced and distributed more than 400 films that have grossed over $1 billion at the global box office. As a vertically integrated media company focused on India, the fifth largest media and entertainment market globally according to FICCI & EY, Reliance has proprietary new media assets across animation and gaming, which monetize the Company’s proprietary film IP library across new media platforms. Reliance invests in film production companies and intellectual property, maintaining a rich content portfolio across multiple Indian languages and relationships for digital distribution with Netflix, Amazon, Disney+Hotstar and other platforms. Reliance films have won 29 national awards since 2008, and the Company works with some of the most prominent directors and stars in India.

www.relianceentertainment.com

FACEBOOK: @RelianceEntertainment

TWITTER: @RelianceEnt

INSTAGRAM: @reliance.entertainment

Contact: fatema.nagree@restudios.co.in +919326606275

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About Reliance Games

Reliance Games is India’s leading Gaming Destination with more than 500 million game downloads. Reliance Games and Zapak work closely with leading Entertainment companies such as WWE, Cartoon Network, Paramount, Discovery Kids, etc. From famous games like American Dad! Apocalypse Soon, WWE Mayhem, World Robot Boxing, T20 Cricket, to Blockbuster TV Series running games Little Singham, Little Krishna & many others, Zapak Players from all over the world experience endless excitement, achieve amazing high scores, challenge friends & compete in one of India’s biggest games collections. Reliance Games and Zapak are the division of Reliance Entertainment Digital.

About International Media Acquisition Corp.

NASDAQ:IMAQ

IMAC is special purpose acquisition company (SPAC), incorporated under the laws of the State of Delaware, USA, on January 15, 2021. IMAC was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

IMAC is led by its founder, Shibasish Sarkar, a media and entertainment industry leader with more than 27 years of corporate experience handling multiple verticals across films, television, animation, gaming content and operations of digital and new media platforms.

To learn more, please visit: https://www.imac.org.in.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “anticipate,” “project,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, expectations and timing related to Reliance’s business, customer growth and other business milestones, potential benefits of the proposed business combination (the “Proposed Transactions”), and expectations related to the timing of the Proposed Transactions.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of IMAC’s and Reliance’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IMAC and Reliance.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of IMAC or Reliance is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; risks relating to the uncertainty of the projected financial information with respect to Reliance; risks related to the Indian film, gaming, and entertainment industry, including changes in entertainment delivery formats; global economic conditions; the effects of competition on Reliance’s future business; risks related to operating results and growth rate; the business could be harmed the amount of redemption requests made by IMAC’s public stockholders; and those factors discussed in IMAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and the Current Report on Form 8-K filed on January 26, 2023 and other documents of IMAC filed, or to be filed, with the SEC.

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Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving IMAC and Reliance. IMAC has filed a proxy statement with the SEC, and certain related documents, to be used at the meeting of stockholders to approve the proposed business combination and related matters. Investors and security holders of IMAC are urged to read the proxy statement and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about IMAC, Reliance and the business combination. The definitive proxy statement will be mailed to stockholders of IMAC as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at https://www.sec.gov/. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in Solicitation

IMAC and its directors and executive officers may be deemed participants in the solicitation of proxies from IMAC’s stockholders in connection with the proposed business combination. Reliance and its directors and executive officers may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of IMAC’s directors and executive officers in the solicitation by reading IMAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of IMAC’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement related to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Investor Contact: investors@imac.org.in

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